UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Global Brass and Copper Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 24, 2018

Meeting Information
GLOBAL BRASS AND COPPER HOLDINGS, INC.	Meeting Type: Annual Meeting
For holders as of: March 26, 2018
	Date: May 24, 2018	Time: 10:00 AM CDT
	Location:	The Woodfield Corporate Center
425 N. Martingale Road
Suite 90
Schaumburg, Illinois 60173

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

GLOBAL BRASS AND COPPER HOLDINGS, INC. 475 N. MARTINGALE ROAD SUITE 1050 SCHAUMBURG, IL 60173
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report/10-K
2. Notice & Proxy Statement

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
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— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person:  Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees

1A	Vicki L. Avril

1B	Donald L. Marsh

1C	Bradford T. Ray

1D	John H. Walker

1E	John J. Wasz

1F	Martin E. Welch, III

1G	Ronald C. Whitaker

The Board of Directors recommends you vote FOR the following proposals:

2.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2018.

3.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.